UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 15, 2011 (August 15, 2011)

Cleveland BioLabs, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street	14203
Buffalo, NY	(Zip Code)
(Address of Principal Executive Offices)

(716) 849-6810
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On August 15, 2011, James J. Antal, a member of the Board of Directors of Cleveland BioLabs, Inc. (the “Company”), adopted a Rule 10b5-1 stock purchase plan (the “Plan”), pursuant to which Mr. Antal will purchase from time to time through a broker up to an aggregate of $48,000 worth of common stock of the Company at the prevailing market price until the Plan terminates on June 21, 2013. Any purchases made under the Plan will be publicly disclosed as required by applicable securities laws.

The Plan was adopted in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy.  Rule 10b5-1 permits the implementation of a plan to prearrange purchases or sales of securities by insiders if the plan is adopted at a time when the insiders are not aware of any material, non-public information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: August 15, 2011	By:	/s/ Michael Fonstein
		Name:	Michael Fonstein
		Title:	President, Chief Executive Officer and interim Chief Financial Officer